Exhibit 99.1

Commercial Company with a Focus on Pain April 2019 © Copyright 2019. Egalet Corporation 1

Forward Looking Statements Statements included in this presentation that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties, risks and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “could,” “plans,” “future,” “expects,” “goal,” “intends,” “assess,” “continue to,” “potential,” “anticipates,” “believes,” “estimates,” “predicts,” or “focus” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to statements regarding: (i) the potential market size for our products; (ii) the timing or likelihood of regulatory filings, decisions and approvals for our products and product candidates; (iii) our expectations regarding the potential safety, efficacy, or clinical utility of our product candidates; (iv) the impact of our existing commercial presence on the commercialization of our new products; (v) the impact of the addition of our new products on our market presence; (vi) statements regarding the expansion of new prescribers and prescriptions for our products; (vii) any advantages to owning our stock over that of our competitors; (viii) the implications for the success of our products based on our current demand experience; (ix) our expectations regarding our path to sustainability and growth, including our business development plans; (x) our expectations regarding the results of our salesforce realignment; (xi) the strategic imperatives with regard to our products, including our goals with regard to market access; and (xii) our expectations regarding our finances, including our projected expenses, projected annual revenue, debt repayment amounts, earnings and our funding sources, our use of funds and potential payments under our notes and our royalty rights agreements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the Company’s customer and supplier relationships after emergence from the Company’s Chapter 11 proceeding; the public disclosure of sensitive business information, including projections, as part of the Company’s Chapter 11 proceedings; the anticipated benefits of the Iroko Acquisition and the impact of the Iroko Acquisition on the Company’s earnings, capital structure, strategic plan and results of operations; the costs, fees, and expenses related to the Iroko Acquisition and the Company’s Chapter 11 proceedings; the Company’s ability to continue as a going concern; the trading price of the Company’s common stock and the liquidity of the trading market with respect thereto; the Company’s ability to recruit or retain key scientific or management personnel or to retain our executive officers; © Copyright 2019. Egalet Corporation 2

Forward Looking Statements Continued the Company’s ability to obtain regulatory approval of our product candidates, if successfully partnered, and supplemental applications relating to our products; our ability to successfully commercialize our products and gain broader acceptance and use of our products; our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payers and other constituencies and other commercial capabilities; the accuracy of our estimates of the size and characteristics of the potential markets for our product and our ability to serve those markets; unexpected safety or efficacy data; competitive factors; changes in the regulatory environment for our products; general market conditions; our need for and ability to obtain future capital; our ability to service our current and future indebtedness; our estimates regarding expenses, future revenues, capital requirements and needs for additional financing; our ability to execute on our business development strategy; and other risk factors described in our filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be constitute as an endorsement of such products. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Please visit egalet.com/our-products/ for full prescribing information including boxed warning and medication guide for each product. © Copyright 2019. Egalet Corporation 3

Egalet (ZCOR) Represents Significant Growth Potential A rapidly growing commercial-stage company with: • • Proven commercial competences Largest primarily non-narcotic pain portfolio Seven marketed products Potential for $80 to $90 million in annual net revenues Demonstrated BD capabilities Ability to expand beyond pain • • • • © Copyright 2019. Egalet Corporation affects more Americans than those with diabetes, 5 © Copyright 2019. Egalet Corporation Pain is a Significant Problem According to the National Institute of Health, pain heart disease and cancer combined

22% decline in More than 70 MM Rx’s are written for NSAIDS each year2 opioid Rx’s ‘13 & ‘171 between 1. Xponent, IQVIA , Danbury, CT, Accessed March 2017. https://www.ama-assn.org/sites/ama-assn.org/files/corp/media-browser/public/physicians/patient-care/opioid-task-force-progress-report.pdf. 2. Wiegand, T. (2017, December 20). Nonsteroidal Anti-Inflammatory Drug Toxicity. Emergency Medicine. https://emedicine.medscape.com/article/816117-overview. © Copyright 2019. Egalet Corporation Broad support for non-narcotic pain relievers

Demonstrated Commercial Growth


TRX Growth
Record quarter
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
SPRIX
(ketorolac tromethamine)
Nasal Spray
15.75 mg per spray
For Intranasal Use Only

Egalet

© Copyright 2019. Egalet Corporation

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SPRIX® Nasal Spray & OXAYDO® in Fourth Quarter Use in adult patients for the short-term (up to five days) management of moderate to moderately severe pain that requires analgesia at the opioid level Management of acute and chronic moderate to severe pain where the use of an opioid analgesic is appropriate • • Q4 Results • • $7.1 MM net revenue for SPRIX and $0.9 MM net revenue for OXAYDO Highest quarterly revenue since acquisition of SPRIX in January 2015 © Copyright 2019. Egalet Corporation 8

Growing Focused Business © Copyright 2019. Egalet Corporation 9

Acquired Five Non-Narcotic Marketed Pain Products in Q1 1©0 Copyright 2019. Egalet Corporation 10

SoluMatrix® to Address Need for Low-Dose NSAIDs • • NSAID drug particles are approximately 10 to 20 times smaller than their original and size Smaller particle size increases surface area, allowing absorption for quick dissolution Low-dosage strengths offers low systemic exposure • • Not interchangeable with other oral formulations © Copyright 2019. Egalet Corporation 11

SoluMatrix® NSAID Products Offer Lower Dose & Exposure (indomethacin) acute pain © Copyright 2019. Egalet Corporation 12 Product VIVLODEX® (meloxicam) ZORVOLEX® (diclofenac) TIVORBEX® Indication Positive Attribute • Osteoarthritis pain • Mild to moderate acute pain & • Osteoarthritis pain • Mild to moderate • Once Daily • Low dose and low systemic exposure • Low dose and low systemic exposure • 20% lower dose than other diclofenac products • Low dose and low systemic exposure • Opioid sparing data

INDOCIN® (indomethacin) Suppository & Oral • • • Important alternative, non-narcotic treatments Oral solution and suppository products Only NSAID available in suppository in the U.S. Indications for both products: • Moderate to severe chronic disease Moderate to severe Moderate to severe rheumatoid arthritis including acute flares of • • • • ankylosing spondylitis osteoarthritis Acute painful shoulder (bursitis and/or tendinitis) Acute gouty arthritis © Copyright 2019. Egalet Corporation 13

Portfolio to Address Broader Patient Population (oxycodone HCL, USP) tablets CII Chronic Pain Phase 3 Egalet-002, Abuse-Deterrent, Extended-Release Oxycodone SOLUMATRIX® Naproxen Egalet-004 AD, ER Hydrocodone Chronic pain Phase 1 product acquisition Egalet-003 Stimulant ADHD Preclinical © Copyright 2019. Egalet Corporation 14 Pipeline Approved Part of Iroko Osteoarthritis pain Phase 1

Focused Targeting with Experienced Territory Managers 87 © Copyright 2019. Egalet Corporation 15

Alignment Allows for Efficiencies and Expansion • Expanded from 82 to 87 territories – Added eight additional territories • Dissolved three – primarily through vacancy management – Two areas, 10 RBDs, 8-9 TMs per region Cover nearly all of the underlying existing businessPortfolio Targets • – 99% for SPRIX, 98% for ZORVOLEX 4,477 ZORVOLEX Targets 330 © Copyright 2019. Egalet Corporation 16

Financials © Copyright 2019. Egalet Corporation 17

Competitive Landscape Demonstrates Upside Potential Revenue* MM * Consensus Wall Street Estimates ** As of 04/02/19 *** significant percentage to be paid back to Depomed. © Copyright 2019. Egalet Corporation 18 Marketed Products Salesforce 87 128 150 60 100 ‘19 Projected $80 - $90 $91 MM $310 MM*** $7 MM $70 MM Market Cap** $28 MM $368 MM $504 MM $277 MM $472 MM

Anticipate Revenue Growth While Maintaining Op Ex • • Project between $80 and $90 million in net revenue Expect operating expenses to be about same as last year at ~$64 MM • Reduced revenue debt to $95 million with flexible payments based on © Copyright 2019. Egalet Corporation 19 Projected principal & interest repayment scenario assuming $80 MM in annual net revenue: • 2019 payments of ~$6.5 MM (interest) • 2020 payments of ~$14 MM ($12 MM Interest + $2 MM principal)

Senior Secured Notes Structure Gives Payment Flexibility $95 Million in Senior Secured debt – Series A-1 ($50 MM) no payments until Nov 1, 2019 – Series A-2 ($45 MM) issued to Iroko 13% interest on an annual basis • • • Pay principal (15% of two interest paid quarters of sales) - amount of 1.5% royalty on net Maturity date for all sales notes through December 31, 2022 is 2024 • • © Copyright 2019. Egalet Corporation 20 Ability to roll over current debt based on current assumptions.

Positioned to for Growth Capitalizing on meeting patient and physician need for pain medications Selling seven pain products Maintaining similar operating expense Reduced total debt Focused on delivering potential annual revenue $80 and $90 million Conducing business development to add to portfolio © Copyright 2019. Egalet Corporation 21

Thank You @EgaletCorp Egalet.com © Copyright 2019. Egalet Corporation 22